EXHIBIT 10(C)(V)



                  AGREEMENT, dated as of April 20, 1995, between _____________, residing at _________________________________________________ ("Employee"), and
AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation with offices at One Norden Lane, Huntington Station, New York 11746 (the "Company").

                                              W I T N E S S E T H:

                  WHEREAS, the Company has granted to Employee a bonus of 5,000 shares (the "Shares") of its Common Stock, par value $.01 per shares ("Common Stock"), subject, however, among other things, to the Company's right to repurchase such Shares under certain circumstances;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1.  Employee hereby represents, warrants and agrees that:

                     (a) He shall hold the Shares for his own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof;

                     (b) By virtue of his position, he has access to the same kind of information which would be available in a registration statement filed under the Securities Act of 1933;

                     (c) He is a sophisticated investor;

                     (d) He understands that he may not sell or otherwise dispose of such shares in the absence of either a registration statement under the Securities Act of 1933 or an exemption from the registration provisions of the Securities Act of 1933; and

                     (e) The certificates representing the Shares may contain a legend to the effect of (d) above.


                  2. (a) Employee shall not transfer or otherwise dispose of any of his Shares, unless such transfer is made in accordance with the terms of this Agreement. Any attempt by Employee to effect a transfer in violation of this Agreement shall be void and ineffective for all purposes. The words "transfer" and "dispose" shall include the making of any sale, exchange, assignment, gift, security interest, pledge or other encumbrance, or any contract therefore, any voting trust or other agreement with respect to the transfer of voting rights or any other beneficial interest in the Shares, the creation of any other claim thereto or any other transfer or disposition whatsoever, affecting the right, title, interest or possession with respect to the Shares.

                     (b) Each stock certificate representing Shares shall bear the following legend:







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                     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
                     AN AGREEMENT DATED AS OF APRIL 20, 1995, WHICH CONTAINS RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  3. If during the one year period commencing on the date hereof, Employee ceases to be employed by the Company for any reason (or for no reason), including, without limitation, voluntary resignation, termination without cause, death or disability, the Company shall have the right (but not the obligation) to purchase any or all of the Shares for $.01 per share, provided it gives notice of its election to do so to Employee within 45 days of the cessation of Employee's employment.

                  4. If Employee desires to transfer any of her Shares, Employee shall give written notice (the "Notice") thereof to the Company. The Company shall thereupon have the right (but not the obligation) to purchase any or all of the Shares specified in the Notice, in the case of a transfer by sale, at the lower of the Applicable Price thereof (as hereinafter defined) or the price set forth in the Notice, and in any other case, at the Applicable Price thereof, provided it gives notice of its election to do so to Employee within 45 days of the date upon which the Notice is given.

                  5. If Employee shall die, the Company shall have the right (but not the obligation) to purchase any or all of the Shares at the Applicable Price thereof, provided it gives notice of its election to do so to the executor or administrator of Employee's estate within 45 days after the Company receives actual notice of Employee's death, or, if no executor or administrator has been appointed within such 45-day period, within 45 days after the appointment of an executor or an administrator.

                  6. For purposes of this Agreement, the term "Applicable Price" shall mean:

                     (a) During the period commencing on the date hereof and ending on the first anniversary of such date, $.01 per share; and

                     (b) Thereafter, the market price per Share, which shall mean the average of the last reported sales price, regular way, of the Common Stock for the 30 trading days immediately preceding the date upon which the event giving rise to the right to repurchase takes place (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc. (the "NASD'S") National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange, on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Board of Directors of the Company in good faith.

                  7. (a) Unless the parties to any purchase and sale pursuant to this Agreement otherwise agree in writing, the closing of any purchase and sale of Shares in

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accordance with this Agreement shall take place on the 30th day after the date notice is given by the Company of its election to purchase such Shares. Any such closing shall be held at the offices of the Company at 10:00a.m., local time, or at such other time and place as the parties to such purchase and sale otherwise agree in writing.

                     (b) At the closing, the Company shall deliver by check an amount, in cash, equal to, the purchase price for the Shares to be purchased and Employee shall deliver the certificates for said Shares in proper form for transfer. By delivering the certificates at the closing, Employee shall be deemed to represent that the Company will receive good title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, voting trusts and other similar rights of any kind or nature whatsoever, other than those created by this Agreement.

                  8. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including, without limitation, recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that any remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                  9. The provisions of this Agreement shall be deemed to apply equally to any Shares or other securities distributed in respect of such Shares (including, without limitation, any securities issued in connection with any stock split, stock dividend or similar distribution).

                  10. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Employee and her heirs, executors and administrators.

                  11. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

                  12. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  13. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person, party or circumstance, it shall nevertheless remain applicable to all other persons, parties and circumstances.

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                  14. All notices and other communications provided for or
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex, telegram or facsimile transmission or sent by registered or certified mail (return receipt requested) postage prepaid to the address of the party set forth in the preamble to this Agreement (or at such other address for any party as shall be specified by like notice). Any notices or other communications given by personal delivery, telex, telegram or facsimile transmission shall be deemed given when so delivered, telexed, telegrammed or transmitted, and any notices or other communications given by registered or certified mail shall be deemed effective upon registration or certification thereof, provided that notices of a change of address shall be deemed given only upon receipt thereof.

                  15. At any time and from time to time each party agrees to take such actions and to execute and deliver such instruments, documents and agreements as may be reasonably necessary to carry out the intent and effectuate the purpose of this Agreement.

                  16. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

                  17. A copy of this Agreement shall be filed with the Secretary of the Company.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

                                             AMERICAN TECHNICAL CERAMICS CORP.


                                             By: ____________________________
                                                    Victor Insetta, President

                                             EMPLOYEE:


                                             ________________________________


97209





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